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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04889

Tekla Healthcare Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2019 to March 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE INVESTORS

Semiannual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website, teklacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call Computershare at 1-800-426-5523 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

TEKLA HEALTHCARE INVESTORS

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE INVESTORS

Dear Shareholders,

At the moment, the healthcare sector is operating within an extremely complicated and volatile macroenvironment. The coronavirus epidemic came on very quickly and has changed the way that America and the world function. This impact may ultimately reverse but, at best, is here for some time.

It would have been hard to imagine, just a few weeks ago, that we would be in the clutches of a worldwide pandemic, sheltering in place, headed toward near-record unemployment and almost certainly in a significant recession. The economic and social situations are dire, people are sick and a significant number are dying.

From a macro perspective, it's true that we have seen and will likely continue to see staggering new jobless claim numbers. We will also almost certainly see an historic swing from robust growth to contraction/recession over just a few weeks' time. That is the bad news. It is surely bad, and I expect it will echo through the U.S. and the world for years to come.

But there is also some good news, generally and specifically for the healthcare sector. From a macro perspective, this tsunami of bad news has been met with a remarkable response locally by the U.S. government and the private sector, as well as globally by a host of other nations.

In the U.S., the Federal Reserve has provided an enormous, stimulatory response that was both rapid and large. In addition, the U.S. executive and legislative branches of government have been no less remarkable. An enormous $2T bailout package was passed by Congress and signed by the U.S. President in just a couple of weeks, remarkably fast given prior experience. There is little doubt that this rapid reaction was necessary to stabilize the economy as well as the equity and bond markets. And while the process wasn't pretty, and may have downstream consequences, the magnitude and timing of the response was up to the considerable task at hand.

One could make a similar analysis of the clinical/medical situation associated with the coronavirus epidemic. The first confirmed U.S. COVID-19 case was thought to have occurred in mid January 2020 at a time when the U.S. was embroiled in a remarkably partisan atmosphere surrounding the impeachment/trial of the U.S. President. Views can and certainly do differ, but approximately six to eight weeks later, the government came together (at least a little bit) and much of the U.S. began sheltering at home. And now, a further six to eight weeks later there is hope that we have or will soon reach peak coronavirus case and death rates and may soon have the worst health crisis in a hundred years in some kind of initial control. If this is true, while we mourn the death of every person we have lost to coronavirus, we may now begin to think about the future in a constructive way.

So where does the healthcare sector fit into the current coronavirus situation? As has been widely reported, the U.S. stock market and nearly all subsectors including healthcare have been wildly volatile over the last eight to ten weeks. In that time frame the biotechnology sector exhibited a sudden and dramatic 24% drop from its most recent high, only to reverse and recover almost all of the earlier drop. Remarkably, the biotechnology sector was only down 1% year to date as of mid April, 2020. This compares favorably to the broad S&P 500® Index* ("SPX") which exhibited a similar path but was down approximately 13% in the same timeframe. There is little doubt that we will have some bad days (and hopefully some good days) ahead, but, given the enormous psychological and physical impact of the coronavirus epidemic, we would not have expected such a limited market drawdown.

We think it is interesting and instructive that healthcare has performed relatively well so far. We think this is due to several factors. It probably helps that the sector has traditionally been thought of as defensive. But more importantly, in a world where commerce has all but shut down, we think that healthcare is positioned to prevail. People will almost certainly continue to take, and pay for, their life saving medicines. Initial observations suggest this is occurring; the economic benefit of this will likely stabilize the healthcare industry in the short-term.

More importantly, it seems to us that healthcare will be a major part of the solution to the current crisis. Sheltering in place will help to "flatten" the services utilization curve. There are and will be many heroes to thank when this crisis is over. But it is the doctors and nurses and other medical professionals working diligently in the hospitals and other facilities that will directly save lives, often in the face of personal health risk. And while this effort is admirable in its own right, the fact of the matter is that much of the healthcare sector is working full time as many other sectors are waiting for the crisis to pass.

It is commonly accepted that, in the short-term, "testing" is what will get the economy back on its feet. And of course, it is the diagnostic healthcare companies that will create these tests, while it is other healthcare sector companies that will distribute and administer the tests.

Perhaps most significantly, in the intermediate-term, it is therapeutic medicines created by biotech and pharmaceutical companies that will improve the timing and outcomes for patients diagnosed with COVID-19. And of course, it will be vaccines produced by these same companies that will keep the world well and working long-term. It is amazing to note that upwards of a hundred companies are working to develop therapies or vaccines to address coronavirus just a couple months after the first U.S. case. For example, there is now promising initial data that suggest that Gilead Sciences, Inc.'s drug, remdesivir, may improve outcomes for hospitalized COVID-19 patients.

No one would ever wish that we had gotten to our current situation, but we really think it is the people and companies in the healthcare sector that, along with many others, will play an important role in solving, or at least reducing, the severity of the crisis in which we find ourselves. From firsthand experience I can tell you that this is fulfilling work for the inventors, scientists, physicians, manufacturing, sales and other individuals who do this work, especially at a time like this. But, somewhat sheepishly (due to the gravity of the current situation), I note that it is also a decent place to invest.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA HEALTHCARE INVESTORS

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of realized capital gains.

Description of the Fund

Tekla Healthcare Investors ("HQH") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQH. HQH primarily invests in healthcare industries and will emphasize both large established companies and smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/20

Market Price[1]	$17.81
NAV[2]	$20.52
Premium/(Discount)	-13.21%
Average 30 Day Volume	319,435
Net Assets	$883,993,417
Ticker	HQH
NAV Ticker	XHQHX
Commencement of Operations Date	4/22/87
Fiscal Year to Date Distributions per Share	$0.88

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

This data is subject to change on a daily basis.

Asset Allocation as of 3/31/20

Sector Diversification as of 3/31/20

TEKLA HEALTHCARE INVESTORS

Largest Holdings By Issuer

(Excludes Short-Term Investments)

As of March 31, 2020
(Unaudited)

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.0%
Vertex Pharmaceuticals, Inc. – Biotechnology	7.1%
Amgen, Inc. – Biotechnology	6.6%
Biogen, Inc. – Biotechnology	6.5%
Regeneron Pharmaceuticals, Inc. – Biotechnology	5.1%
Illumina, Inc. – Life Sciences Tools & Services	4.6%
Alexion Pharmaceuticals, Inc. – Biotechnology	2.3%
Incyte Corp. – Biotechnology	1.9%
Seattle Genetics, Inc. – Biotechnology	1.8%
BioMarin Pharmaceutical, Inc. – Biotechnology	1.7%
Merck & Co., Inc. – Pharmaceuticals	1.7%
Johnson & Johnson – Pharmaceuticals	1.6%
Neurocrine Biosciences, Inc. – Biotechnology	1.3%
Pfizer, Inc. – Pharmaceuticals	1.2%
Bristol-Myers Squibb Co. – Pharmaceuticals	1.2%
Alnylam Pharmaceuticals, Inc. – Biotechnology	1.1%
Sarepta Therapeutics, Inc. – Biotechnology	1.0%
UnitedHealth Group, Inc. – Health Care Providers & Services	0.9%
Mylan N.V. – Pharmaceuticals	0.9%

Fund Performance

HQH is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of HQH have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQH has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 50-65% of net assets.

There is no commonly published index which matches the investment strategy of HQH. The S&P Composite 1500® Health Care Index* ("S15HLTH") consists of approximately 170 companies representing most or all of the healthcare subsectors in which HQH typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 210 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the SPX, is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a uniquely high level of biotechnology comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQH generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQH targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that, in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ending March 31, 2020

Period	HQH NAV	HQH MKT	NBI	S15HLTH	SPX
6 month	6.15%	2.12%	8.77%	-0.53%	-12.32%
1 year	-0.40	-4.51	-2.84	-1.51	-6.99
5 year	-0.65	-3.96	-0.69	6.20	6.72
10 year	12.01	12.65	14.24	13.12	10.52

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price.

Portfolio Highlights as of March 31, 2020

Among other investments, Tekla Healthcare Investors' performance benefitted in the past year by the following:

Epizyme, Inc. (EPZM) is an oncology-focused biotech company with a recent approval for a small indication in sarcomas for their lead drug Tazverik. This approval raised the chance that the drug would be approved for the much larger follicular lymphoma indication later this summer.

Bristol-Myers Squibb Co. (BMY) is a large-cap pharmaceutical company with key franchises in oncology, cardiovascular disease, and immunology. In November 2019, the company completed its acquisition of Celgene Corp., bringing in several assets in the hematology-oncology space. While the combined company faces patent expiries of several of its key blockbusters over the next decade (e.g., Revlimid, Opdivo, and Eliquis), we believe it has a strong pipeline.

Esperion Therapeutics, Inc. (ESPR) is a cardiovascular company with an oral product for elevated lipid levels, Nexletol. The stock did well due to timely FDA approval of their product in February. We are somewhat more cautious about the commercial launch of the drug in the current COVID-19 environment, where patient visitation to their doctors is constrained.

Among other examples, Tekla Healthcare Investors' performance was negatively impacted by the following investments:

Forty Seven, Inc. (FTSV) was an immune-oncology company recently acquired by Gilead for $4.9 billion. We had been fans of the story early on based on their lead agent's mechanism of action but had gotten more skeptical on its future in the treatment of solid tumors and chronic stock weakness until they demonstrated stronger than expected data in certain subtypes of leukemias. The Fund was underweight FTSV in the current reporting period.

Milestone Pharmaceuticals, Inc. (MIST) is a cardiovascular focused biotech company with an inhaled therapy for episodic cardiovascular disorders, in particular PSVT. The stock was weak in the quarter because their lead agent etripamil failed in their pivotal phase III study. We had previously taken advantage of significant prestudy strength to lock in gains on a portion of the Fund's MIST stock.

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The company has multiple programs in the clinic, most notably a recent vaccine candidate targeting the COVID-19 virus. We have been historically cautious on this name due to valuation and the risk of the platform and consequently missed the recent runup.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited)

SHARES	CONVERTIBLE PREFERRED AND WARRANTS (Restricted) (a) (b) - 3.4% of Net Assets	VALUE
	Biotechnology - 2.6%
326,667	Amphivena Therapeutics, Inc. Series B, 6.00%	$4,900,001
525,972	Amphivena Therapeutics, Inc. Series C, 6.00%	1,887,315
802,477	Arkuda Therapeutics, Inc. Series A, 6.00%	1,909,093
968,076	Decipher Biosciences, Inc. Series II, 8.00%	2,429,968
962,412	Decipher Biosciences, Inc. Series III, 8.00%	2,415,750
277,444	Oculis SA, Series B2, 6.00% (c)	2,399,999
2,692,309	Rainier Therapeutics, Inc. Series A, 6.00%	269
1,559,715	Rainier Therapeutics, Inc. Series B, 6.00%	156
4,654,614	Rallybio Holdings, LLC Series B	6,899,999
		22,842,550
	Health Care Equipment & Supplies (d) - 0.0%
951,000	IlluminOss Medical, Inc. Series AA, 8.00%	95
895,848	IlluminOss Medical, Inc. Junior Preferred, 8.00%	90
71,324	IlluminOss Medical, Inc. Warrants (expiration 03/31/27, exercise price $1.00)	0
59,426	IlluminOss Medical, Inc. Warrants (expiration 09/06/27, exercise price $1.00)	0
23,771	IlluminOss Medical, Inc. Warrants (expiration 11/20/27, exercise price $1.00)	0
47,542	IlluminOss Medical, Inc. Warrants (expiration 01/11/28, exercise price $1.00)	0
47,542	IlluminOss Medical, Inc. Warrants (expiration 02/06/28, exercise price $1.00)	0
46,462	IlluminOss Medical, Inc. Warrants (expiration 01/29/29, exercise price $1.00)	0
12,964	IlluminOss Medical, Inc. Warrants (expiration 04/29/29, exercise price $1.00)	0
20,470	IlluminOss Medical, Inc. Warrants (expiration 05/13/29, exercise price $1.00)	0
28,301	IlluminOss Medical, Inc. Warrants (expiration 07/02/29, exercise price $1.00)	0
9,250	IlluminOss Medical, Inc. Warrants (expiration 08/29/29, exercise price $1.00)	0
53,690	IlluminOss Medical, Inc. Warrants (expiration 09/27/29, exercise price $1.00)	0
30,833	IlluminOss Medical, Inc. Warrants (expiration 01/08/30, exercise price $1.00)	0
15,416	IlluminOss Medical, Inc. Warrants (expiration 03/06/30, exercise price $1.00)	0
		185

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Pharmaceuticals - 0.8%	VALUE
6,346,328	Curasen Therapeutics, Inc. Series A (d)	$7,000,000
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $37,782,797)	29,842,735
PRINCIPAL AMOUNT	CONVERTIBLE NOTES (Restricted) (b) - 0.2% of Net Assets
	Biotechnology - 0.1%
$1,522,783	Rainier Therapeutics, Inc. Promissory Notes, 8.00% due 12/31/20	453,641
661,638	Vectivbio Holding AG Convertible Promissory Note, 4.00% due 12/19/21	661,638
		1,115,279
	Health Care Equipment & Supplies (d) - 0.1%
1,867,973	IlluminOss Medical, Inc. Promissory Notes, 8.00% due 12/31/21	723,094
	TOTAL CONVERTIBLE NOTES (Cost $4,053,217)	1,838,373
SHARES	COMMON STOCKS AND WARRANTS - 91.2% of Net Assets
	Biotechnology - 60.3%
11,814	AbbVie, Inc.	900,109
119,074	AC Immune SA (a) (c)	822,801
144,392	ACADIA Pharmaceuticals, Inc. (a)	6,100,562
17,325	Adynxx, Inc.	6,064
224,470	Alexion Pharmaceuticals, Inc. (a)	20,155,161
109,838	Alkermes plc (a)	1,583,864
42,209	Allakos, Inc. (a)	1,877,878
159,332	Allogene Therapeutics, Inc. (a)	3,097,414
86,213	Alnylam Pharmaceuticals, Inc. (a)	9,384,285
388,635	Amarin Corp plc (a) (c) (e)	1,554,540
286,345	Amgen, Inc.	58,050,722
256,431	Amicus Therapeutics, Inc. (a)	2,369,422
82,022	AnaptysBio, Inc. (a)	1,158,971
113,906	Apellis Pharmaceuticals, Inc. (a)	3,051,541
14,306	Arena Pharmaceuticals, Inc. (a)	600,852
29,426	Argenx SE (a) (c) (e)	3,876,287

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
40,520	Arrowhead Pharmaceuticals, Inc. (a)	$1,165,760
43,154	Ascendis Pharma A/S (a) (e)	4,859,572
117,638	Atreca, Inc. (a)	1,946,909
37,732	Avrobio, Inc. (a)	587,110
48,392	BeiGene Ltd. (a) (c) (e)	5,957,539
181,877	Biogen, Inc. (a)	57,542,245
31,254	Biohaven Pharmaceutical Holding Co., Ltd. (a)	1,063,574
173,301	BioMarin Pharmaceutical, Inc. (a)	14,643,935
50,270	bluebird bio, Inc. (a)	2,310,409
91,758	Blueprint Medicines Corp. (a)	5,366,008
27,027	Bridgebio Pharma, Inc. (a)	783,783
63,660	Coherus BioSciences, Inc. (a)	1,032,565
52,574	CRISPR Therapeutics AG (a) (c)	2,229,663
55,466	CymaBay Therapeutics, Inc. (a)	82,090
42,334	Deciphera Pharmaceuticals, Inc. (a)	1,742,891
80,468	Editas Medicine, Inc. (a)	1,595,680
13,882	Eidos Therapeutics, Inc. (a)	680,079
135,974	Epizyme, Inc. (a)	2,108,957
26,244	Esperion Therapeutics, Inc. (a)	827,473
15,944	Exact Sciences Corp. (a)	924,752
352,719	Exelixis, Inc. (a)	6,073,821
106,511	Fate Therapeutics, Inc. (a)	2,365,609
126,349	FibroGen, Inc. (a)	4,390,628
6,543	Galapagos NV (a) (c) (e)	1,281,905
137,500	Galera Therapeutics, Inc. (a)	1,306,250
206,310	Galera Therapeutics, Inc. (Restricted) (a) (b)	1,763,949
11,382	Genmab A/S (a) (c) (e)	241,185
941,540	Gilead Sciences, Inc.	70,389,530
77,990	Global Blood Therapeutics, Inc. (a)	3,984,509
48,143	Halozyme Therapeutics, Inc. (a)	866,093
233,676	Incyte Corp. (a)	17,112,093
61,149	Insmed, Inc. (a)	980,218
41,016	Intellia Therapeutics, Inc. (a)	501,626
21,332	Intercept Pharmaceuticals, Inc. (a)	1,343,063
118,058	Ionis Pharmaceuticals, Inc. (a)	5,581,782
135,768	Iovance Biotherapeutics, Inc. (a)	4,064,215
18,606	Ligand Pharmaceuticals, Inc. (a)	1,353,028
14,939	Merus N.V. (a) (c)	180,762
175,043	Moderna, Inc. (a)	5,242,538
24,052	Molecular Templates, Inc. (a)	319,651
83,575	Momenta Pharmaceuticals, Inc. (a)	2,273,240
147,820	Nektar Therapeutics (a)	2,638,587
135,757	Neurocrine Biosciences, Inc. (a)	11,749,768

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Biotechnology - continued	VALUE
103,950	NexGel, Inc. (a) (b)	$5,561
260,913	Ovid Therapeutics, Inc. (a)	777,521
848,209	Pieris Pharmaceuticals, Inc. (a)	1,933,917
54,790	Pieris Pharmaceuticals, Inc., Series A Warrants (expiration 06/08/21, exercise price $3.00) (a) (b)	31,230
27,394	Pieris Pharmaceuticals, Inc., Series B Warrants (expiration 06/08/21, exercise price $2.00) (a) (b)	21,641
66,436	Portola Pharmaceuticals, Inc. (a)	473,689
77,935	PTC Therapeutics, Inc. (a)	3,476,680
35,515	Puma Biotechnology, Inc. (a)	299,747
15,656	Ra Pharmaceuticals, Inc. (a)	751,645
91,552	Regeneron Pharmaceuticals, Inc. (a)	44,703,926
144,100	Rocket Pharmaceuticals, Inc. (a)	2,010,195
96,273	Rubius Therapeutics, Inc. (a)	428,415
62,470	Sage Therapeutics, Inc. (a)	1,794,138
103,856	Sangamo Therapeutics, Inc. (a)	661,563
88,469	Sarepta Therapeutics, Inc. (a)	8,654,038
140,245	Seattle Genetics, Inc. (a)	16,181,468
447,797	Sutro Biopharma, Inc. (a)	4,567,529
316,264	Trillium Therapeutics, Inc. (a) (c)	1,277,707
67,710	Ultragenyx Pharmaceutical, Inc. (a)	3,008,355
24,098	uniQure N.V. (a) (c)	1,143,450
43,002	United Therapeutics Corp. (a)	4,077,665
875,000	Vectivbio Holding AG (Restricted) (a) (b)	691,250
264,612	Vertex Pharmaceuticals, Inc. (a)	62,964,425
74,157	Xencor, Inc. (a)	2,215,811
52,706	Y-mAbs Therapeutics, Inc. (a)	1,375,627
26,021	Zai Lab Ltd. (a) (c) (e)	1,339,561
		532,912,271
	Drug Discovery Technologies (a) - 0.1%
117,030	ImmunoGen, Inc.	399,072
	Health Care Equipment & Supplies - 3.5%
23,195	Abbott Laboratories	1,830,317
9,421	ABIOMED, Inc. (a)	1,367,552
19,400	Axonics Modulation Technologies, Inc. (a)	492,954
22,237	Baxter International, Inc.	1,805,422
13,209	Becton, Dickinson and Co.	3,035,032
160,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	1,053,671
21,888	DENTSPLY Sirona, Inc.	849,911
8,223	Edwards Lifesciences Corp. (a)	1,551,022
16,290	Guardant Health, Inc. (a)	1,133,784

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - continued	VALUE
10,945	Hologic, Inc. (a)	$384,170
6,736	IDEXX Laboratories, Inc. (a)	1,631,729
11,476	Inogen, Inc. (a)	592,850
62,062	Medtronic plc	5,596,751
67,580	NovoCure Ltd. (a)	4,550,837
138,309	Quotient Ltd. (a)	546,321
22,942	Stryker Corp.	3,819,614
6,068	Zimmer Biomet Holdings, Inc.	613,353
		30,855,290
	Health Care Providers & Services - 3.1%
54,500	Acadia Healthcare Co., Inc. (a)	1,000,075
12,873	Anthem, Inc.	2,922,686
3,527	Charles River Laboratories International, Inc. (a)	445,143
25,532	Cigna Corp.	4,523,760
100,776	CVS Health Corp.	5,979,040
14,868	HCA Healthcare, Inc.	1,335,890
4,697	Humana, Inc.	1,474,952
222,222	InnovaCare, Inc. Escrow Shares (Restricted) (a) (b)	204,755
13,049	Medpace Holdings, Inc. (a)	957,536
33,614	UnitedHealth Group, Inc.	8,382,659
		27,226,496
	Health Care Technology - 0.1%
231,027	Evolent Health, Inc. (a)	1,254,477
	Healthcare Services - 0.7%
37,768	Centene Corp. (a)	2,243,797
6,284	Laboratory Corporation of America Holdings (a)	794,235
83,190	Syneos Health, Inc. (a)	3,279,350
		6,317,382
	Life Sciences Tools & Services - 6.8%
31,672	Bio-Techne Corp.	6,005,645
149,344	Illumina, Inc. (a)	40,788,833
344,015	Pacific Biosciences of California, Inc. (a)	1,052,686
10,514	PerkinElmer, Inc.	791,494
78,739	PRA Health Sciences, Inc. (a)	6,538,487
16,295	Thermo Fisher Scientific, Inc.	4,621,262
		59,798,407
	Medical Devices and Diagnostics - 1.3%
116	Align Technology, Inc. (a)	20,178
99,148	Boston Scientific Corp. (a)	3,235,199
29,262	Danaher Corp.	4,050,153

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
7,180	Intuitive Surgical, Inc. (a)	$3,555,608
3,823	ResMed, Inc.	563,090
		11,424,228
	Pharmaceuticals - 15.3%
24,219	Acceleron Pharma, Inc. (a)	2,176,562
46,285	Aerie Pharmaceuticals, Inc. (a)	624,847
178,012	Aerpio Pharmaceuticals, Inc. (a)	97,871
123,156	Agios Pharmaceuticals, Inc. (a)	4,369,575
8,583	Allergan plc (a) (c)	1,520,049
7,821	AmerisourceBergen Corp.	692,158
60,088	Aurinia Pharmaceuticals, Inc. (a) (c)	871,877
21,807	Axsome Therapeutics, Inc. (a)	1,282,906
189,333	Bristol-Myers Squibb Co.	10,553,421
798,651	Bristol-Myers Squibb Co. CVR 03/31/21(a) (f)	3,034,874
21,025	Eli Lilly & Co.	2,916,588
465,507	Endo International plc (a)	1,722,376
210,543	Foamix Pharmaceuticals Ltd. (a) (b) (c) (g)	126,326
32,891	GW Pharmaceuticals plc (a) (c) (e)	2,880,265
90,598	Heron Therapeutics, Inc. (a)	1,063,621
248,390	Horizon Therapeutics plc (a)	7,357,312
334,273	Immunomedics, Inc. (a)	4,506,000
60,156	Intra-Cellular Therapies, Inc. (a)	924,598
18,800	IQVIA Holdings, Inc. (a)	2,027,768
42,253	Jazz Pharmaceuticals plc (a)	4,214,314
110,428	Johnson & Johnson	14,480,424
15,966	Kodiak Sciences, Inc. (a)	761,578
9,280	Madrigal Pharmaceuticals, Inc (a).	619,533
13,913	McKesson Corp.	1,881,872
124,725	Menlo Therapeutics, Inc. (a)	334,263
190,232	Merck & Co., Inc.	14,636,450
149,316	Milestone Pharmaceuticals, Inc. (a)	274,741
51,657	Mirati Therapeutics, Inc. (a)	3,970,874
555,772	Mylan N.V. (a)	8,286,561
13,430	MyoKardia, Inc. (a)	629,598
324,369	Pfizer, Inc. (a)	10,587,404
23,541	Reata Pharmaceuticals, Inc. (a)	3,397,908
59,240	Revance Therapeutics, Inc. (a)	876,752
149,494	Sanofi (c) (e)	6,535,878
79,790	Spectrum Pharmaceuticals, Inc. (a)	185,911
28,747	Tetraphase Pharmaceuticals, Inc. (a)	36,796
291,666	Teva Pharmaceutical Industries Ltd. (a) (c) (e)	2,619,161
155,320	Theravance Biopharma, Inc. (a)	3,589,445
3,911	Turning Point Therapeutics, Inc. (a)	174,665

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

SHARES	Pharmaceuticals - continued	VALUE
87,566	WaVe Life Sciences Ltd. (a)	$820,493
35,790	Zoetis, Inc.	4,212,125
143,456	Zogenix, Inc. (a)	3,547,667
		135,423,407
	TOTAL COMMON STOCKS AND WARRANTS (Cost $722,133,560)	805,611,030
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 2.8% of Net Assets
$24,987,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $24,987,000, 0.00%, dated 03/31/20, due 04/01/20 (collateralized by U.S. Treasury Note 1.38%, due 10/15/22, market value $25,491,115)	24,987,000
	TOTAL SHORT-TERM INVESTMENT (Cost $24,987,000)	24,987,000
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 97.6% (Cost $788,956,574)	862,279,138
INTERESTS	MILESTONE INTERESTS (Restricted) (a) (b) - 1.3% of Net Assets
	Biotechnology - 0.4%
1	Therachon Milestone Interest	3,360,662
	Health Care Equipment & Supplies - 0.0%
1	Therox Milestone Interest	6,906
	Pharmaceuticals - 0.9%
1	Afferent Milestone Interest	586,274
1	Ethismos Research Milestone Interest	0
1	Neurovance Milestone Interest	2,781,587
1	Impact Biomedicines Milestone Interest	4,751,656
		8,119,517
	TOTAL MILESTONE INTERESTS (Cost $8,582,677)	11,487,085

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)/ NOTIONAL AMOUNT ($)	CALL OPTION CONTRACTS PURCHASED - 0.0% of Net Assets	VALUE
110/3,850,000	Biogen, Inc. Jun20 350 Call	$187,000
	TOTAL CALL OPTION CONTRACTS PURCHASED (Premiums paid $568,637)	187,000
	TOTAL INVESTMENTS - 98.9% (Cost $798,107,888)	873,953,223
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%	10,040,194
	NET ASSETS - 100%	$883,993,417

(a)  Non-income producing security.

(b)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(c)  Foreign security.

(d)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $7,723,279).

(e)  American Depository Receipt

(f)  Contingent Value Right

(g)  Contingent Stock Right

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $776,226,342)	$854,742,859
Investments in affiliated issuers, at value (cost $13,298,869)	7,723,279
Milestone interests, at value (cost $8,582,677)	11,487,085
Total investments	873,953,223
Cash	840
Dividends and interest receivable	539,251
Receivable for investments sold	9,790,069
Prepaid expenses	59,105
Other assets (see Note 1)	704,343
Total assets	885,046,831
LIABILITIES:
Accrued advisory fee	738,891
Accrued investor support service fees	40,422
Accrued shareholder reporting fees	84,749
Accrued other	189,352
Total liabilities	1,053,414
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$883,993,417
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,083,051 shares issued and outstanding	$798,704,435
Total distributable earnings (loss)	85,288,982
Total net assets (equivalent to $20.52 per share based on 43,083,051 shares outstanding)	$883,993,417

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2020

(Unaudited)

INVESTMENT INCOME:
Dividend income	$4,844,330
Interest and other income from unaffiliated issuers	106,753
Interest income from affiliated issuers	70,129
Total investment income	5,021,212
EXPENSES:
Advisory fees	4,387,309
Investor support service fees	239,380
Administration fees	105,504
Custodian fees	84,722
Shareholder reporting	83,894
Trustees' fees and expenses	62,500
Auditing fees	54,827
Legal fees	49,559
Transfer agent fees	27,670
Other (see Note 2)	124,276
Total expenses	5,219,641
Net investment loss	(198,429)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on: Investments in unaffiliated issuers	39,229,111
Foreign currency transactions	3,149
Net realized gain	39,232,260
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	10,950,140
Investments in affiliated issuers	(1,937,443)
Milestone interests	(172,937)
Option contracts purchased	157,300
Change in unrealized appreciation (depreciation)	8,997,060
Net realized and unrealized gain (loss)	48,229,320
Net increase in net assets resulting from operations	$48,030,891

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2020 (Unaudited)	Year ended September 30, 2019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($198,429)	($2,871,917)
Net realized gain	39,232,260	78,372,784
Change in net unrealized appreciation (depreciation)	8,997,060	(220,795,779)
Net increase (decrease) in net assets resulting from operations	48,030,891	(145,294,912)
DISTRIBUTIONS TO SHAREHOLDERS FROM (See Note 1):
Distributions	(37,453,906)	(76,820,529)
Total distributions	(37,453,906)	(76,820,529)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (924,657 and 1,773,609 shares, respectively)	15,959,444	33,530,434
Fund shares repurchased (667,832 and 1,163,505 shares, respectively) (see Note 1)	(13,390,092)	(22,310,839)
Total capital share transactions	2,569,352	11,219,595
Net increase (decrease) in net assets	13,146,337	(210,895,846)
NET ASSETS:
Beginning of period	870,847,080	1,081,742,926
End of period	$883,993,417	$870,847,080

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2020		Years ended September 30,
	(Unaudited)		2019	2018		2017	2016	2015
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$20.33		$25.62	$26.02		$24.99	$29.61	$29.40
Net investment loss (1)	—	(2)	(0.07)	(0.10)		(0.13)	(0.17)	(0.22)
Net realized and unrealized gain (loss)	1.03		(3.46)	1.63		3.12	(1.35)	3.04
Total increase (decrease) from investment operations	1.03		(3.53)	1.53		2.99	(1.52)	2.82
Distributions to shareholders from:
Net investment income	—		(0.17)	(0.15	)(3)	—	—	(0.63	)(3)
Net realized capital gains	(0.88)		(1.65)	(1.79	)(3)	(1.96)	(3.10)	(1.98	)(3)
Total distributions	(0.88)		(1.82)	(1.94)		(1.96)	(3.10)	(2.61)
Increase resulting from shares repurchased (1)	0.04		0.06	0.01		— (2)	—	—
Short term gain due to trading error	—		—	—		—	—	0.00	(2)
Net asset value per share, end of period	$20.52		$20.33	$25.62		$26.02	$24.99	$29.61
Per share market value, end of period	$17.81		$18.34	$23.15		$25.23	$23.81	$27.60
Total investment return at market value	2.12	%*	(12.88%)	0.05%		14.95%	(3.19%)	4.94%
Total investment return at net asset value	6.15	%*	(12.74%)	7.37%		12.95%	(5.29%)	8.76	%(4)
RATIOS
Expenses to average net assets	1.10	%**	1.12%	1.08%		1.10%	1.10%	1.03%
Expenses to average net assets with waiver	—		—	—		—	—	1.00%
Net investment loss to average net assets	(0.04	%)**	(0.31%)	(0.41%)		(0.53%)	(0.62%)	(0.65%)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$884		$871	$1,082		$1,058	$975	$1,104
Portfolio turnover rate	22.41	%*	47.65%	45.75%		29.21%	29.44%	37.43%

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount represents less than $0.005 per share.

(3)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

(4)  Total return includes payment by the Adviser. Excluding this payment, total return would have been 8.68% at net asset value.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Investors (the Fund) is a Massachusetts business trust formed on October 31, 1986 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on April 22, 1987. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the healthcare industry. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2020, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The impact of the COVID-19 outbreak on the financial performance of the Fund's investments will depend on future developments, including the duration and spread of the outbreak and related advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Fund's future investment results may be materially adversely affected.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Ethismos Research, Neurovance, Impact Biomedicines, Therachon and Therox's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2020:

Statement of Assets and Liabilities, Milestone interests, at value	$11,487,085
Statement of Assets and Liabilities, Total distributable earning	$2,904,408
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	($172,937)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The average number of outstanding options purchased for the six months ended March 31, 2020 were 110.

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Assets: Investments, at value	$187,000	Net realized gain on closed or expired option contracts purchased	$—
			Change in unrealized appreciation (depreciation) on option contracts purchased	$157,300

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2020 totaled $204,558,527 and $213,618,183, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2020, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021. Prior to this renewal, in March 2019, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2020. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2020, the Fund repurchased 667,832 shares at a total cost of $13,390,092. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 11.49%.

During the year ended September 30, 2019 the Fund repurchased 1,163,505 shares at a total cost of $22,310,839. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 10.90%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2020, these payments amounted to $57,107 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2020 were as follows:

Affiliated Companies	Beginning Value as of September 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sale of Affiliated Companies	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2020
IlluminOss Medical, Inc.	$2,475,722	$185,000	$—	$—	($1,937,443)	$723,279
Curasen Therapeutics, Inc.	3,500,000	3,500,000	—	—	—	7,000,000
	$5,975,722	$3,685,000	$—	$—	($1,937,443)	$7,723,279

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Affiliated Companies	Shares as of March 31, 2020	Principal Amount as of March 31, 2020	Dividend/ Interest Income from Affiliated Companies	Capital Gain Distributions from Affiliated Companies
IlluminOss Medical, Inc.	$2,313,839	$1,867,973	$70,129	$—
Curasen Therapeutics, Inc.	6,346,328	—	—	—
	$8,660,167	$1,867,973	$70,129	$—

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended March 31, 2020, the total amount of transfers between Level 3 and Level 2 was $2,310,000. The one investment was transferred due to an initial public offering lock-up period and the value is being supported by significant observable inputs. There were no other transfers between levels.

The following is a summary of the levels used as of March 31, 2020 to value the Fund's net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology	$—	$—	$22,842,550	$22,842,550
Health Care Equipment & Supplies			185	185
Pharmaceuticals	—	—	7,000,000	7,000,000
Convertible Notes
Biotechnology	—	—	1,115,279	1,115,279
Health Care Equipment & Supplies	—	—	723,094	723,094
Common Stocks and Warrants
Biotechnology	530,398,640	1,763,949	749,682	532,912,271
Drug Discovery Technologies	399,072	—	—	399,072
Health Care Equipment & Supplies	29,801,619	—	1,053,671	30,855,290
Health Care Providers & Services	27,021,741	—	204,755	27,226,496
Health Care Technology	1,254,477	—	—	1,254,477
Healthcare Services	6,317,382	—	—	6,317,382
Life Sciences Tools & Services	59,798,407	—	—	59,798,407
Medical Devices and Diagnostics	11,424,228	—	—	11,424,228
Pharmaceuticals	135,297,081	—	126,326	135,423,407

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Assets at Value	Level 1	Level 2	Level 3	Total
Short-term Investment	$—	$24,987,000	$—	$24,987,000
Milestone Interests
Biotechnology	—	—	3,360,662	3,360,662
Health Care Equipment & Supplies	—	—	6,906	6,906
Pharmaceuticals	—	—	8,119,517	8,119,517
Other Assets	—	—	704,343	704,343
Total	$801,712,647	$26,750,949	$46,006,970	$874,470,566
Other Financial Instruments
Assets
Call Option Contracts Purchased	$187,000	$—	$—	$187,000

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in securities	Balance as of September 30, 2019	Net realized again (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2020
Convertible Preferred and Warrants
Biotechnology	$19,080,590	($1,064,247)	$7,136,207	($0)	($2,310,000)	$22,842,550
Health Care Equipment & Supplies	792,749	(792,564)	0	0	0	185
Pharmaceuticals	3,500,000	0	3,500,000	0	0	7,000,000
Convertible Notes
Biotechnology	1,395,283	(1,069,273)	789,269	0	0	1,115,279
Health Care Equipment & Supplies	1,682,973	(1,118,491)	185,000	(26,388)	0	723,094
Common Stock and Warrants
Biotechnology	857,885	(99,672)	0	(8,531)	0	749,682
Health Care Equipment & Supplies	835,359	218,312	0	0	0	1,053,671
Health Care Providers & Services	2,039,287	(1,115,587)	203,655	(922,600)	0	204,755
Pharmaceuticals	0	0	0	0	126,326	126,326
Milestone Interests
Biotechnology	3,357,712	2,950	0	0	0	3,360,662
Health Care Equipment & Supplies	6,851	55	0	0	0	6,906
Pharmaceuticals	8,295,459	(175,942)	0	0	0	8,119,517
Other Assets	724,661	0	7,334	(27,652)	0	704,343
	$42,568,809	($5,214,459)	$11,821,465	($985,171)	($2,183,674)	$46,006,970
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2020						($4,124,160)

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$1,112,103	Income approach, Black-Scholes	Discount for lack of marketability	20.00% (20.00%)
	16,187,315	Probability weighted expected return model	Discount rate Price to sales multiple	43.63%-51.81% (48.16%) 4.41x-29.21x (17.64x)
	11,339,325	Market approach, recent transaction	(a)	N/A
	4,845,718	Market Comparable	Discount for lack of marketability Earning ratio	15.00% (15.00%) 5.98x (5.98x)
	12,522,509	Probability adjusted Value	Probability of events Timing of events	0.00%-100.00% (50.19%) 0.25-17.00 (3.59) years
$46,006,970

(a)  The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information as these methods of measure are investment specific.

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 5% of the Fund's net assets at March 31, 2020.

At March 31, 2020, the Fund had a commitment of $9,140,911 relating to additional investments in two private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2020. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	07/27/16	$377,701	$586,274.00	$586,274
Amphivena Therapeutics, Inc.
Series B Cvt. Pfd	07/17/17	4,902,852	15.00	4,900,000
Series C Cvt. Pfd	12/10/18	1,887,315	3.59	1,887,315
Arkuda Therapeutics, Inc.
Series A Cvt. Pfd	05/16/19	1,909,093	2.38	1,909,093
Cercacor Laboratories, Inc. Common	03/31/98†	0	6.59	1,053,671
Curasen Therapeutics, Inc.
Series A Cvt. Pfd	09/18/18	7,000,000	1.10	7,000,000

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Decipher Biosciences, Inc.
Series II Cvt. Pfd	03/29/19	$4,485,500	$2.51		$2,429,968
Series III Cvt. Pfd	03/29/19	1,014,817	2.51		2,415,750
Ethismos Research Milestone Interest	10/31/17	0	0.00		0
Galera Therapeutics, Inc. Common	08/30/18	2,310,150	8.55		1,763,949
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	01/21/16	960,650	0.00	††	95
Junior Preferred	01/21/16	3,468,037	0.00	††	90
Cvt. Promissory Note	03/18/17	285,837	38.72		110,466
Cvt. Promissory Note	12/20/17	95,245	38.72		36,816
Cvt. Promissory Note	01/11/18	190,221	38.72		73,632
Cvt. Promissory Note	02/06/18	190,166	38.72		73,632
Cvt. Promissory Note	09/05/18	237,708	38.72		92,040
Cvt. Promissory Note	01/28/19	185,849	38.72		71,961
Cvt. Promissory Note	04/10/19	51,858	38.72		20,080
Cvt. Promissory Note	05/10/19	81,882	38.72		31,705
Cvt. Promissory Note	08/29/19	37,000	38.72		14,326
Cvt. Promissory Note	07/01/19	113,205	38.72		43,833
Cvt. Promissory Note	09/27/19	214,763	38.72		82,971
Cvt. Promissory Note	01/08/20	123,333	38.72		47,755
Cvt. Promissory Note	03/05/20	61,667	38.72		23,877
Warrants (expiration 03/31/27)	03/28/17	331	0.00		0
Warrants (expiration 09/06/27)	09/05/18	0	0.00		0
Warrants (expiration 11/20/27)	11/21/17	88	0.00		0
Warrants (expiration 01/11/28)	01/11/18	29	0.00		0
Warrants (expiration 02/06/28)	02/06/18	0	0.00		0
Warrants (expiration 01/29/29)	01/28/19	0	0.00		0
Warrants (expiration 04/29/29)	04/10/19	0	0.00		0
Warrants (expiration 05/13/29)	05/10/19	0	0.00		0
Warrants (expiration 07/02/29)	07/01/19	0	0.00		0
Warrants (expiration 08/29/29)	08/29/19	0	0.00		0
Warrants (expiration 09/27/29)	09/27/19	0	0.00		0
Warrants (expiration 01/08/30)	01/08/20	0	0.00		0
Warrants (expiration 03/06/30)	03/05/20	0	0.00		0
Impact Biomedicines Milestone Interest	07/20/10	0	4,751,656.00		4,751,656
InnovaCare, Inc. Escrow Shares Common	12/21/12	203,655	0.92		204,755
Neurovance Milestone Interest	03/20/17	4,917,881	2,781,587.00		2,781,587
Oculis SA, Series B2 Cvt. Pfd	01/16/19	2,335,687	8.65		2,399,999
Rainier Therapeutics, Inc.
Series A Cvt. Pfd	01/19/16, 10/24/16	1,751,520	0.00	††	269
Series B Cvt. Pfd	03/03/17	1,166,879	0.00	††	158
Cvt. Promissory Note	01/30/19	442,585	0.00		0
Cvt. Promissory Note	03/28/19	442,587	0.00		0
Cvt. Promissory Note	07/16/19	510,166	71.21		363,273
Cvt. Promissory Note	10/07/19	127,507	71.21		90,369

TEKLA HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Rallybio Holdings, LLC Series B Cvt. Pfd	03/27/20	$6,899,999	$1.48	$6,899,999
Therachon Milestone Interest	07/01/19	3,277,735	3,360,662.00	3,360,662
Therox Milestone Interest	06/18/19	9,360	6,906.00	6,906
Vectivbio Holding AG
Common	07/01/19†	682,719	0.79	691,250
Cvt. Promissory Note	12/19/19	661,638	100.00	661,638
		$53,615,215		$45,881,820

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Interest received as part of a corporate action for a previously owned security.

  ††  Carrying value per unit is greater that $0.00 but less than $0.01

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 19, 2020, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance both directly and on a risk adjusted basis to a benchmark, the NASDAQ Biotech Index® (NBI), and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser provides investment management services only to Tekla Healthcare Investors, Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the past one-, three-, five- and ten-year periods ended December 31, 2019, as compared to its benchmark, the NBI, and a peer universe of funds identified by an independent service provider engaged by the Independent Trustees. The Trustees also reviewed performance information for the Fund as compared to an 80/20 blend of the NBI and the S&P Composite 1500® Health Care Index (S15HLTH) for the past one-year period ended December 31, 2019. The Trustees also reviewed information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

Unlike many other broader-based healthcare indices, the NBI contains high levels of biotechnology-based companies. Over time, this index has demonstrated higher returns, but has also demonstrated higher price volatility than the broad S&P 500® Index. The Adviser seeks to operate the Fund at a biotechnology exposure level that is higher than many other indices and Funds but at a level that is below that of the NBI. The Adviser also seeks to operate the Fund at lower volatility than that of the NBI. In the current reporting period, the Adviser sought to do so by limiting exposure to biotechnology relative to the NBI and also by maintaining a higher exposure to large biotechnology companies (which exhibit relatively lower volatility) than is present in the NBI and lower exposure to small and mid-capitalization biotechnology companies than is present in the NBI.

The Trustees noted that for the one-, three-, five- and ten-year periods ended December 31, 2019, the Fund underperformed (on a net asset value basis) the return of the NBI on a direct comparison basis. The Trustees noted, however, that the Fund exhibited a lower volatility than that of the NBI and outperformed the NBI on a risk adjusted basis for all evaluation periods ended December 31, 2019. The Trustees also noted that the Fund outperformed the 80/20 blend of NBI and S15HLTH on both a direct comparison and risk adjusted basis for the 1-year period ended December 31, 2019 and that performance relative to this blended index was not calculated for the longer periods noted above. The Trustees also noted that the Fund underperformed the peer universe average on a direct comparison basis for all evaluation periods ended December 31, 2019, but produced returns comparable to the returns of those funds the Adviser believes are most similar to HQH (i.e., high biotech allocation funds).

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy has historically included a lower biotechnology allocation compared to the NBI and a higher biotechnology allocation compared to many other healthcare indices and to many of the other funds in the peer universe. The Trustees noted that, as a result, all other things being equal, in periods when biotechnology performs relatively well, the Fund might be expected to underperform the NBI (and/or the peer universe) and vice versa. Additionally, the Trustees

TEKLA HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

noted that unlike the NBI and most of the peer universe, the Fund often maintains a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund often maintains a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE INVESTORS

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. This Schedule of Investments will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2020, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2021.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Henry Skinner, Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Richard Goss, Alan Kwan, M.B.A, M.S., Ph.D., Jack Liu, M.B.A., Ph.D., and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH
NAV Symbol: XHQHX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, M.B.A.
Lucinda H. Stebbins., M.B.A., CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

617-772-8500

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)		(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2019—Oct. 31, 2019)	84,667		$19.39	84,667	4,691,582
Month #2 (Nov. 1, 2019— Nov. 30, 2019)	223,733		$20.32	223,733	4,467,849
Month #3 (Dec. 1, 2019 — Dec. 31, 2019)	268,039		$20.86	268,039	4,199,810
Month #4 (Jan. 1, 2020 — Jan. 31, 2020)	—		—	—	4,199,810
Month #5 (Feb. 1, 2020— Feb. 29, 2020)	38,054		$18.86	38,054	4,161,756
Month #6 (Mar. 1, 2020 — Mar. 31, 2020)	60,139	(2)	$16.46	53,339	4,108,417
Total	674,632		$19.99	667,832

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 21, 2019 the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2020. On March 19, 2020, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2021.

(2)	6,800 shares were purchased in Month #6 by Daniel R. Omstead in the open market. Dr. Omstead is a director of the Registrant and a controlling person of the Registrant's investment adviser. Accordingly, Dr. Omstead may be deemed an “affiliated purchaser” of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/5/20

* Print the name and title of each signing officer under his or her signature.